UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Senior Notes

On December 1, 2021, CDW LLC, an Illinois limited liability company (“CDW”) and CDW Finance Corporation (“CDW Finance” and together with CDW, the “Co-Issuers”) completed the sale of $1,000,000,000 aggregate principal amount of 2.670% Senior Notes due 2026 (the “2026 Notes”), $500,000,000 aggregate principal amount of 3.276% Senior Notes due 2028 (the “2028 Notes”) and $1,000,000,000 aggregate principal amount of 3.569% Senior Notes due 2031 (the “2031 Notes” and, together with the 2026 Senior Notes and the 2028 Senior Notes, the “Notes”) at an issue price of 100% of the principal amount of the Notes in an offering registered under the Securities Act of 1933, as amended (the “Securities Act”). The 2026 Notes mature on December 1, 2026 and bear interest at 2.670% per annum, payable semi-annually on June 1 and December 1 of each year. The 2028 Notes mature on December 1, 2028 and bear interest at 3.276% per annum, payable semi-annually on June 1 and December 1 of each year. The 2031 Notes mature on December 1, 2031 and bear interest at 3.569% per annum, payable semi-annually on June 1 and December 1 of each year. For each of the Notes, interest will accrue from December 1, 2021 and the first interest payment date will be June 1, 2022.

Indentures

The Notes were issued pursuant to an indenture (the “Base Indenture”), dated as of December 1, 2014, among the Co-Issuers, CDW Corporation (the “Company”), the guarantors party thereto (collectively with the Company, the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee” and, together with the Co-Issuers and the Company, the “Parties”), as supplemented by the Parties (i) by a seventh supplemental indenture, dated as of December 1, 2021, to reflect certain terms of the 2026 Notes (the “Seventh Supplemental Indenture”), (ii) by an eighth supplemental indenture dated as of December 1, 2021, to reflect certain terms of the 2028 Notes (the “Eighth Supplemental Indenture”), and (iii) by a ninth supplemental indenture dated as of December 1, 2021, to reflect certain terms of the 2031 Notes (the “Ninth Supplemental Indenture” and, together with the Seventh Supplemental Indenture and the Eighth Supplemental Indenture, the “Supplemental Indentures”). References herein to the “Indenture” shall mean the Base Indenture as supplemented by the Supplemental Indentures (as applicable).

The Co-Issuers may redeem the Notes, in whole or in part, at any time prior to the applicable Par Call Date (as defined in the Indenture) at a redemption price equal to 100% of the aggregate principal amount of the notes then outstanding plus accrued and unpaid interest thereon to, but not including, the redemption date, plus an applicable “make whole” premium as described in the Indenture. The Par Call Date for the 2026 Notes is November 1, 2026, for the 2028 Notes, October 1, 2028 and, for the 2031 Notes, September 1, 2031. The Co-Issuers may redeem the Notes, in whole or in part, at any time on or after the applicable Par Call Dates at a redemption price equal to 100% of the aggregate principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. If the Company experiences certain change of control events and a related downgrade in the credit rating of the Notes, Note holders may require the Co-Issuers to repurchase all or part of the Notes at 101% if their principal amount, plus accrued and unpaid interest to, but excluding, the repurchase date.

The Indenture contains covenants that, among other things, limit the ability of CDW and the Guarantors to create liens on certain assets to secure debt, enter into sale and lease-back transactions and consolidate, merge, sell or otherwise dispose of all or substantially all assets. These covenants are subject to a number of other limitations and exceptions as set forth in the Indenture.

The Indenture also provides for customary events of default, including failure to pay any principal or interest when due, failure to comply with covenants and cross-acceleration provisions. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the Trustee, acting at the written direction of the holders of at least 25% in the aggregate principal amount of the outstanding Notes of a series may declare all of the Notes of such series to be due and payable immediately.

The foregoing summaries of the Indentures and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Indentures and the Notes. The Base Indenture, each of the Supplemental Indentures and each of the forms of the Notes are attached as Exhibits 4.1 through 4.7 and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference insofar as it relates to the creation of a direct financial obligation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Base Indenture, dated as of December 1, 2014, by and among the Co-Issuers, the Company, the Guarantors and the Trustee, previously filed as Exhibit 4.1 with the Company’s Current Report on Form 8-K filed on December 1, 2014.

4.2	Seventh Supplemental Indenture, dated as of December 1, 2021, by and among the Co-Issuers, the Company, the Guarantors and the Trustee.

4.3	Form of 2.670% Senior Note (included as Exhibit A to Exhibit 4.2).

4.4	Eighth Supplemental Indenture, dated as of December 1, 2021, by and among the Co-Issuers, the Company, the Guarantors and the Trustee.

4.5	Form of 3.276% Senior Note (included as Exhibit A to Exhibit 4.4).

4.6	Ninth Supplemental Indenture, dated as of December 1, 2021, by and among the Co-Issuers, the Company, the Guarantors and the Trustee.

4.7	Form of 3.569% Senior Note (included as Exhibit A to Exhibit 4.6).

5.1	Opinion of Kirkland & Ellis LLP.

5.2	Opinion of Foley & Lardner LLP.

5.3	Opinion of Fluet & Associates, PLLC d/b/a FH+H.

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1).

23.2	Consent of Foley & Lardner LLP (set forth in Exhibit 5.2).

23.3	Consent of Fluet & Associates, PLLC d/b/a FH+H (set forth in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: December 1, 2021	By:	/s/ Albert J. Miralles
Albert J. Miralles
Senior Vice President and Chief Financial Officer

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